D0822031

                                                                          [SEAL]
                                                                  [Office of the
                                                             Secretary of State]


                               State of California
                               Secretary of State




     I, BRUCE McPHERSON, Secretary of State of the State of California, hereby certify:

     That the attached transcript of 7 pages has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.



[SEAL]
[State of California]

                                    IN   WITNESS   WHEREOF,   I   execute   this
                                    certificate and affix the Great Seal of the State of California this day of

                                                                   AUG 4 2006

                                                            /s/ Bruce McPherson

                                                            BRUCE McPHERSON
                                                            Secretary of State







                                                                     Exhibit 3.4
                                                               Page 1 of 7 Pages

                                                                        D0822031

                DEAN HELLER                               Entity #
                Secretary of State                        E0125342005-9
[SEAL]          204 North Carson Street, Suite 1          Document Number:
                Carson City, Nevada 89701-4299            20050300192-92
                (775) 684-5708                            Date Filed:
                Website:  secretaryofstate.biz            8/3/2005 11:00:36 AM
                                                          In the office of
                                                          /s/ Dean Heller
                                                          Dean Heller
                                                          Secretary of State

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 1

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1)   Name and  jurisdiction  of  organization  of each  constituent  entity (NRS
     92A.200).

     RADALE IMPORTS, INC.
     -----------------------------------
     Name of merging entity

     California                             corporation
     -----------------------------------    ------------------------------------
     Jurisdiction                           Entity type

     and,

     RADALE IMPORTS, INC.
     -----------------------------------
     Name of surviving entity

     Nevada                                 corporation
     -----------------------------------    ------------------------------------
     Jurisdiction                           Entity type







                                                                     Exhibit 3.4
                                                               Page 2 of 7 Pages

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 2

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190): N/A

3)   (Choose one)

     [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [_] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)   Owner's approval (NRS 92A.200):

     (a)  Owner's approval was not required from:














                                                                     Exhibit 3.4
                                                               Page 3 of 7 Pages

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 3


     (b)  The plan was approved by the required consent of the owners of:

          RADALE IMPORTS, INC., a California corporation
          ----------------------------------------------------------------------
          Name of merging entity

          and, or:

          RADALE IMPORTS, INC., a Nevada corporation
          ----------------------------------------------------------------------
          Name of surviving entity



















                                                                     Exhibit 3.4
                                                               Page 4 of 7 Pages

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 4


     (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):
























                                                                     Exhibit 3.4
                                                               Page 5 of 7 Pages

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 5


5)   Amendments, if any, to the articles or certificate of the surviving entity:
     None.

4)   Location of Plan of Merger (check a or b):

     ___       (a)  The entire plan of merger is attached;

     or,

     X         (b)  The  entire  plan of  merger  is on  file at the  registered office of the surviving corporation, limited liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)   Effective date (optional):














                                                                     Exhibit 3.4
                                                               Page 6 of 7 Pages

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 6

8)   Signatures

     RADALE IMPORTS, INC., a California corporation
     --------------------------------------------------------------
     Name of merging entity

              /s/ Lee D. Dodson                  Chairman          07/19/2005
     -----------------------------------


     RADALE IMPORTS, INC., a Delaware corporation
     --------------------------------------------------------------
     Name of surviving entity

              /s/ Lee D. Dodson                  Chairman          07/19/2005
     -----------------------------------














                                                                     Exhibit 3.4
                                                               Page 7 of 7 Pages